UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date Of Report (Date Of Earliest Event Reported): June 29, 2007
INTERNATIONAL FUEL TECHNOLOGY INC
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 000-25367

NV	88-0357508
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)
7777 Bonhomme, Suite 1920, St. Louis, MO 63105
(Address of Principal Executive Offices, Including Zip Code)
314-727-3333
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
Signature(s)
Exhibit Index
Employment Agreement with Stuart D. Beath
Non-Statutory Option Agreement with Stuart D. Beath
Separation Agreement and Release with Gary S. Hirstein

Item 1.01. Entry into a Material Definitive Agreement
In connection with Stuart D. Beath’s appointment as Chief Financial Officer (“CFO”) of International Fuel Technology, Inc. (the “Company”), which is more fully described in Item 5.02 of this Current Report on Form 8-K, the Company entered into an Employment Agreement (the “Employment Agreement”) with Mr. Beath dated July 2, 2007. Pursuant to the Employment Agreement, Mr. Beath will be employed as the Company’s CFO from June 30, 2007 until June 30, 2009 (the “Employment Period”).
The Company will pay Mr. Beath an initial annual base salary of $100,000. Pursuant to the terms of the Employment Agreement and the Non-Statutory Stock Option Agreement (the “Option Agreement”) dated July 2, 2007, Mr. Beath received options to purchase 200,000 shares of the Company’s common stock with an exercise price of $0.75 per share in accordance with the terms of the Company’s Amended and Restated 2001 Long Term Incentive Plan. Pursuant to the terms of the Option Agreement, Mr. Beath’s options vest twenty-four months from the date of grant and expire on June 30, 2012.
Either party to the Employment Agreement may terminate the Employment Agreement within ten days after the expiration of the first ninety days of the Employment Agreement (the “Probationary Period”).
If Mr. Beath’s employment is terminated by the Company for cause, as defined in the Employment Agreement, or if Mr. Beath terminates his employment other than for good cause, as defined in the Employment Agreement and which includes a change of control of the Company, the Company will pay Mr. Beath the salary accrued for the pay period in which the termination occurs, unless termination is for cause and the cause involves fraud, embezzlement or disclosure of confidential information, in which case, the Company shall not be liable for any payments to Mr. Beath.
If the Company terminates Mr. Beath’s employment during the Employment Period, other than during the Probationary Period, and other than for cause, death or disability, or if Mr. Beath terminates his employment for good cause, the Company shall pay Mr. Beath’s accrued but unpaid portion of his annual base salary in a lump sum, and shall continue to pay Mr. Beath’s annual base salary for the remainder of the Employment Period.
If Mr. Beath’s employment is terminated by the Company by reason of his death or disability during the Employment Period, the Company shall pay Mr. Beath’s accrued but unpaid portion of his annual base salary in a lump sum, and will continue to pay Mr. Beath’s annual base salary, less any amounts received by Mr. Beath under any disability insurance coverage maintained by the Company, until the earlier of (i) expiration of the Employment Period, (ii) six months after a determination of disability has been made, or (iii) the date of Mr. Beath’s death.
Pursuant to the Employment Agreement, Mr. Beath is entitled to twenty-five days of paid vacation and he is eligible to participate in all welfare benefit programs of the Company, including health and dental insurance coverage, retirement plans and profit-sharing programs, that the Company may provide from time to time.
During Mr. Beath’s employment, and for a period of two years following termination of Mr. Beath’s employment (i) by Mr. Beath other than for good cause, or (ii) by the Company for cause, Mr. Beath is bound by a non-competition clause. The Employment Agreement also provides for a non-solicitation period ending one year following Mr. Beath’s termination for any reason.
In connection with Gary S. Hirstein’s resignation as the Company’s Executive Vice-President, Chief Financial Officer and Corporate Secretary, which is more fully described in Item 5.02 of this Current Report on Form 8-K, the Company entered into a Separation Agreement and Release (the “Separation Agreement”) dated June 29, 2007. Pursuant to the terms of the Separation Agreement, Mr. Hirstein’s resignation was effective June 30, 2007 and Mr. Hirstein’s Employment Agreement terminated as of June 30, 2007. Each party to the Separation Agreement agreed to release the other party from all claims pursuant to the terms of the Separation Agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective June 30, 2007, Gary S. Hirstein resigned as the Company’s Executive Vice-President, Chief Financial Officer and Corporate Secretary, and the Company’s Board of Directors appointed Mr. Beath, age 48, to replace Mr. Hirstein as Chief Financial Officer. Mr. Hirstein will continue to serve the Company in a consulting role.
From 2001 until June 30, 2007, Mr. Beath served as the Company’s Director, Corporate Development. Mr. Beath has an extensive background in finance, having served in the Corporate Finance Department of A.G. Edwards & Sons, Inc., a brokerage and investment banking firm, from 1987 to 1993, where he was an Assistant Vice-President of the Firm. Mr. Beath also served in the Corporate Finance Department of Stifel, Nicolaus & Company, Incorporated, a brokerage and investment banking firm, from 1993 to 1997, where he was a First Vice-President. He was also a member of the Board of Directors of Anchor Gaming from 1994 to 2001, where he served on the Board’s Audit Committee. Mr. Beath earned a Bachelor of Arts degree from Williams College in 1981 and a Masters in Business Administration degree from the Darden School at the University of Virginia in 1987.
A brief description of the material terms of each of Mr. Beath’s Employment Agreement and Option Agreement is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
10.1 Employment Agreement by and between International Fuel Technology, Inc. and Stuart D. Beath, dated July 2, 2007.
10.2 Non-Statutory Stock Option Agreement between International Fuel Technology, Inc. and Stuart D. Beath, dated July 2, 2007.
10.3 Separation Agreement and Release by and between Gary S. Hirstein and International Fuel Technology, Inc., dated June 29, 2007
Signature(s)
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.
Dated: July 3, 2007

INTERNATIONAL FUEL TECHNOLOGY, INC.

By:	/s/ Jonathan R. Burst

Name:	Jonathan R. Burst
Title:	Chief Executive Officer

Exhibit Index
10.1 Employment Agreement by and between International Fuel Technology, Inc. and Stuart D. Beath, dated July 2, 2007.
10.2 Non-Statutory Stock Option Agreement between International Fuel Technology, Inc. and Stuart D. Beath, dated July 2, 2007.
10.3 Separation Agreement and Release by and between Gary S. Hirstein and International Fuel Technology, Inc., dated June 29, 2007.